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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 18, 2000

                         PentaStar Communications, Inc.
             (Exact Name of registrant as specified in its charter)

Delaware                            0-27709                   84-1502003
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(State or other jurisdiction  (Commission File Number)     (IRS Employer
   of incorporation)                                      Identification No.)

1522 Blake Street, Denver CO                                     80202
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code  (303) 825-4400

                                      None
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.



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Item 5.  Other Events

         On July 18, 2000, PentaStar Communications, Inc. completed the closing of a $10 million credit facility from Wells Fargo Bank West, National Association. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Company's related press release dated July 19, 2000.

Item 7.  Financial Statements and Exhibits

         Exhibit 99 Press release of the Company dated July 19, 2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  7/20/00                              PENTASTAR COMMUNICATIONS, INC.

                                            By:   /s/ David L. Dunham
                                                  ------------------------------
                                                  David L. Dunham
                                                  Chief Financial Officer


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER              DESCRIPTION
--------            -----------
  99         Press release of the Company dated July 19, 2000.